Exhibit 10.15

FOURTH AMENDMENT TO PROMISSORY NOTE

THIS FOURTH AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made and entered into as of March 11, 2011 by and between COVENANT GROUP OF CHINA INC., a Nevada corporation (the "Maker"), and SUI GENERIS CAPITAL PARTNERS LLC, a Delaware limited liability company (the "Payee" and, collectively with Maker, the “Parties”).

BACKGROUND

A.           On April 22, 2010, Maker and Payee executed a Promissory Note, whereby Maker promised to repay the principal sum of $120,000 in connection with a Bridge Loan Agreement entered into by the Parties of even date (the "Original Note").

B.           On June 30, 2010 Maker and Payee sought to amend the Original Note and entered into a First Amendment to Promissory Note (“First Amendment”).

C.           On August 30, 2010 Maker and Payee sought to amend the Original Note and entered into a Second Amendment to Promissory Note (“Second Amendment”).

D.           On October 28, 2010 Maker and Payee sought to amend the Original Note and entered into a Second Amendment to Promissory Note (“Third Amendment”).

E.           Maker and Payee now desire to amend the Original Note as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Note.

2. The second paragraph of the Original Note, as amended by the Third Amendment, reading, “The entire principal balance will be payable in full four (4) months from October 28, 2010[,]” is hereby amended to read in its entirety as follows:

“The entire principal balance will be payable in full three (3) months from March 11, 2011 (June 11, 2011).”

3. Except as expressly modified in this Amendment, all of the remaining terms and conditions of the Original Note and the First Amendment shall continue in full force and effect and are hereby ratified and confirmed.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

COVENANT GROUP OF CHINA INC.

By:         /s/ Justin D. Csik
Justin D. Csik, CFO and General Counsel

SUI GENERIS CAPITAL PARTNERS LLC

By:         /s/ Robert Benedict
Robert Benedict, Managing Member